Supplement dated July 16, 2002 to the
Panorama Premier Prospectus dated May 1, 2002

NOTE: For participants in Panorama Premier certificates issued by Massachusetts Mutual Life Insurance Company in New York or New Jersey, where you read the word “contract” below, replace it with the word “certificate” and where you read the word “owner” below, replace it with the word “participant”.

In the “Taxes” section under “Withdrawals – Tax-Sheltered Annuities” the entire text is deleted and replaced with the following:

Pursuant to Revenue Ruling 90-24, we will allow partial or full transfers of an owner’s interest in a non-ERISA Tax-Sheltered Annuity (TSA) to this contract as long as the originating TSA is not issued by us or one of our affiliates. However, this contract cannot be used for salary reduction contributions. You cannot take a loan under this contract.

The Code limits the withdrawal of salary reduction amounts from certain TSAs. Withdrawals of salary reduction amounts and their earnings can only be made when an owner:

(1) reaches age 59 1/2;

(2) has severance from employment;

(3) dies;

(4) becomes disabled, as that term is defined in the Code; or

(5) in the case of hardship.

In the case of hardship, the owner can only withdraw the purchase payments and not any earnings. The owner would be responsible for suspending salary reduction contributions to any other TSA contract for a six-month period following the date of a hardship distribution.

Contract value as of December 31, 1988 and contract amounts attributable to service with a former employer are not subject to these withdrawal restrictions. Additionally, return of “excess contributions” or amounts paid to a spouse as a result of a qualified domestic relations order are generally not subject to these restrictions.

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